Investor Presentation Delek Logistics Partners December 2023 Exhibit 99.1

2 Forward Looking Statement Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; risks and uncertainties related to the integration by Delek Logistics of the Delaware Gathering business following its acquisition; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation.

3 Ownership Structure Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 78.7% interest 34.3 million common limited partner units (1) Non-economic ownership interest (1) Ownership as of 9/30/2023 100% 21.3% interest 9.3 million common limited partner units(1) Delek US Holdings, Inc. NYSE: DK Delek Logistics GP, LLC (the General Partner) 100%

Asset Overview: *Premium Midland Footprint*

- Permian and Delaware gathering assets
- ~1,970 miles of pipeline & gathering infrastructure
- 10.8 mmbbls storage capacity
- West Texas wholesale
- JV crude oil pipelines
- 10 terminals
- >200 company-operated trucks
- Rail Infrastructure and fleet



Big Spring
Midland
BIG SPRING GATHERING SYSTEM
ALBUQUERQUE
PERMIAN BASIN
WOODFORD BASIN
CUSHING
CUSHING OPTIONALITY: 100,000 BPD
NASHVILLE
BRENTWOOD
MEMPHIS
LITTLE ROCK
WICHITA FALLS
LUBBOCK
RED RIVER
EL DORADO
BIG SPRING
DALLAS
CADDO
RIO
EL PASO
WEST TEXAS GULF
WINK TO WEBSTER
TYLER
PALINE
SAN ANGELO
AMDEL
KROTZ SPRINGS
ST JAMES
BEAUMONT
NEW ORLEANS
DELAWARE GATHERING SYSTEM
EAGLE FORD BASIN
SALA GATHERING SYSTEM
El Dorado
Magnolia
AR
LA
EAST TEXAS LOGISTICS SYSTEM
Mt. Pleasant
Greenville
Big Sandy
CADDO
Longview
Kilgore
Henderson
DELEK REFINERIES
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL SITES
DELEK CRUDE PIPELINE
DKL PRODUCT TERMINAL
DKL PRODUCT TANK FARM
DKL CRUDE TANK FARM
DKL PRODUCT PIPELINE
DKL CRUDE PIPELINE
DKL NATURAL GAS PLANT
DKL NATURAL GAS PIPELINE
DKL WATER PIPELINE
DKL SWD
DKL JOINT VENTURE CRUDE PIPELINE
THIRD-PARTY PRODUCT PIPELINE
THIRD-PARTY PRODUCT TERMINAL
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Gathering & Processing

- ~200-mile Gathering System in the Midland Basin
- ~805 miles[(1)] of crude and product transportation pipelines
- ~485 miles of pipelines in Delaware Gathering Business

Wholesale Marketing & Terminalling

- Wholesale and Marketing business in West Texas
- 10 light product terminals in Texas, Tennessee, and Arkansas
- Approximately 1.4 million barrels of shell capacity

Storage & Transportation

- Storage facilities with 10 million barrels of shell capacity
- Rail offloading facilities
- 3rd Party Crude Transportation

Pipeline Joint Ventures

- Three joint ventures with strategic connections to Cushing, Midland, and other key exchange points with MVC commitments
  - Red River
  - Caddo
  - Rio

(1) Includes approximately 240 miles of leased pipeline capacity

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Investment Overview: *Delek Logistics (DKL)*

Overview	• Current distribution: $1.045/LP unit qtr.; $4.18/LP unit annualized[(1)]; ~8% current yield[(2)] • Targeting 5% year-over-year growth for 2023 • MVC's underpin ~75% of gross margins, providing stability to cash flows
3Q23 Highlights	• Net Income of $34.8 million, net cash from operating activities of $46.8 million • Distributable Cash Flow $61.4 million • EBITDA of $98.2 million, in-line to exceed $100 million quarterly run-rate
Financial Strength	• $89.0 million of unused credit facility plus $4.2 million of cash as of September 30, 2023 • DCF coverage ratio of 1.35x; Leverage ratio of ~4.55x[(3)] as of September 30, 2023 • Focused on maintaining strong coverage and improving leverage ratio to less than 4x
Strategic Initiatives	• Growing Permian Gathering System based on accelerating producer activity • Expanding business development efforts throughout all three commodities • Increasing 3rd party business to reduce sponsor dependency

(1) Annualized distribution based on quarterly distribution for quarter ended September 30th; (2) Pricing as of 11/30/2023; (3) Leverage ratio based on last 12 months EBITDA as defined by credit facility covenants & disclosed in the earnings release.

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6 Cash Flows: Stability and Diversification Gross Margin ($’s in millions) Net Revenues • 3Q23 Minimum Volume Commitments (MVC) gross margin performance up 21% vs 3Q22 • 75% of 3Q23 gross margin from MVC • MVC 3Q23 growth supported by 28% increase in 3rd party gross margin vs 2Q23 56% 44% • Approximately half of DKL's net revenues are from third parties1 • Continue to focus on growing third party revenues ◦ Gathering & Processing third-party revenues up 50% vs nine months 2022 (1) Based on Nine months ended September 30, 2023

7 3Q23 EBITDA Results by Segment ($’s in millions) Gathering and Processing Wholesale Marketing and Terminalling Storage and Transportation Investments in Pipeline Joint Ventures Corporate $52.9 $28.1 $17.9 $9.3 $(10.0) DKL EBITDA: 3Q23 vs 2Q23 $MM’s $92.8 $0.2 $0.2 $2.9 $2.0 $0.1 $98.2 2Q23 EBITDA Gathering and Processing Wholesale Marketing and Terminalling Storage and Transportation Investments in Pipeline Joint Ventures Corporate 3Q23 EBITDA

Distributable Cash Flows (DCF) ($’s in millions) Financial Strength: Growing Cash Flows 8LTM - Last Twelve Months Net Income and EBITDA Performance ($’s in millions)

Financial Strength: Strong and Stable Distributions Distribution Per Unit 9 DCF Coverage Ratio 5.56% Growth Rate

Financial Flexibility: Optimizing the Balance Sheet Leverage Ratio Debt Maturity Profile1 10 Debt Issuance ($’s in millions) 2018 $730 2019 $664 2020 $600 2021 $735 2022 $2,043 (1) As of September 30, 2023

Appendix

Duration of Contracts as of 3Q23 Multi-Year MVC Contracts Contract Highlights • Less than 1 year primarily includes contracts with DK for assets supporting Tyler and El Dorado refineries, negotiation ongoing • The Lion/SALA Gathering System is supported by a long- term contract with three take-or-pay commitments ▪ Crude oil transportation: 46kbpd MVC ▪ Refined products transportation: 40kbpd MVC ▪ Crude oil gathering: 14kbpd MVC • East Texas wholesale marketing agreement with DK: 50kbpd MVC • Big Spring wholesale marketing agreement with DK: 65kbpd MVC • DPG contractual throughput volume: 135kbpd MVC 5% 20% 20% 12

Segment EBITDA Reconciliation

Three Months Ended September 30, 2023	Gathering and Processing	Wholesale Marketing and Terminalling	Storage and Transportation	Investments in Pipeline Joint Ventures	Corporate and Other	Consolidated
Net revenues:						
Affiliate	$ 55,419	$ 70,610	$ 30,382	$ —	$ —	$ 156,411
Third party	$ 39,406	$ 76,500	$ 3,507	—	—	$ 119,413
Total revenue	$ 94,825	$ 147,110	$ 33,889	$ —	$ —	$ 275,824
Segment EBITDA	$ 52,906	$ 28,135	$ 17,914	$ 9,288	$ (10,002)	$ 98,241
Depreciation and amortization	$ 19,263	$ 1,769	$ 2,704	—	$ 849	$ 24,585
Amortization of customer contract intangible	—	$ 1,803	—	—	—	$ 1,803
Interest expense, net	—	—	—	—	$ 36,901	$ 36,901
Income tax benefit						$ 127
Net income						$ 34,825
Capital spending	$ 12,002	$ 2,123	$ 522	$ —	$ —	$ 14,647

Three Months Ended June 30, 2023	Gathering and Processing	Wholesale Marketing and Terminalling	Storage and Transportation	Investments in Pipeline Joint Ventures	Corporate and Other	Consolidated
Net revenues:						
Affiliate	$ 49,182	$ 52,076	$ 31,735	$ —	$ —	$ 132,993
Third party	$ 44,055	$ 66,751	$ 3,112	$ —	$ —	$ 113,918
Total revenue	$ 93,237	$ 118,827	$ 34,847	$ —	$ —	$ 246,911
Segment EBITDA	$ 52,663	$ 27,983	$ 14,978	$ 7,285	$ (10,129)	$ 92,780
Depreciation and amortization	$ 18,801	$ 1,880	$ 2,304	$ —	$ 742	$ 23,727
Amortization of customer contract intangible	$ —	$ 1,802	$ —	$ —	$ —	$ 1,802
Interest expense, net	$ —	$ —	$ —	$ —	$ 35,099	$ 35,099
Income tax benefit						$ 256
Net income						$ 31,896
Capital spending	$ 18,877	$ (2,712)	$ 3,215	$ —	$ —	$ 19,380

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Annual and LTM EBITDA Reconciliation Reconciliation of net income to EBITDA (in thousands) Three Months Ended December 31, Nine Months Ended September 30, 2022 2023 Net income 42,700 104,088 Add: Income tax expense (411) 685 Depreciation and amortization 19,691 69,417 Amortization of customer contract intangible assets 1,803 5,408 Interest expense, net 28,683 104,581 EBITDA 92,466 284,179 14 Reconciliation of Net Income to EBITDA: Year Ended December 31, 2018 2019 2020 2021 2022 Net income $ 90,182 $ 96,749 $ 159,256 $ 164,822 $ 159,052 Add: Income tax (benefit) expense $ 534 $ 967 $ 223 $ 153 $ 382 Depreciation and amortization $ 25,990 $ 26,701 $ 35,731 $ 42,770 $ 62,988 Amortization of marketing contract intangible asset $ 6,009 $ 7,211 $ 7,211 $ 7,211 $ 7,211 Interest expense, net $ 41,263 $ 47,328 $ 42,874 $ 50,221 $ 82,304 EBITDA $ 163,978 $ 178,956 $ 245,295 $ 265,177 $ 311,937

LTM and Quarterly Reconciliation of Distributable Cash Flow

Delek Logistics Partners, LP

Reconciliation of Amounts Reported Under U.S. GAAP
(In thousands)

	Three Months Ended December 31, 2022	Nine Months Ended September 30, 2023
Reconciliation of net cash from operating activities to distributable cash flow:		
Net cash provided by operating activities	$ (105,314)	$ 110,630
Changes in assets and liabilities	$ 164,781	$ 81,368
Non-cash lease expense	$ (2,670)	$ (7,407)
Distributions from equity method investments in investing activities	$ —	$ 4,477
Regulatory capital expenditures not distributable	$ (6,501)	$ (5,924)
(Refund to) reimbursement from Delek Holdings for capital expenditures	$ 1,171	$ 942
Accretion of asset retirement obligations	$ (181)	$ (529)
Deferred income taxes	$ 71	$ (753)
Gain on disposal of assets	$ (6)	$ 804
Distributable Cash Flow	$ 51,351	$ 183,608
Transaction costs	—	—
Distributable Cash Flow, as adjusted	$ 51,351	$ 183,608

Delek Logistics Partners, LP

Distributable Coverage Ratio Calculation
(In thousands)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022
Distributions to partners of Delek Logistics, LP	$ 44,664	$ 42,604	$ 45,112	$ 42,832	$ 45,558	$ 43,057
Distributable cash flow			$ 60,450	$ 49,363	$ 61,396	$ 65,639
Distributable cash flow coverage ratio [(1)]			1.34x	1.15x	1.35x	1.52x
Distributable cash flow, as adjusted [(2)]	$ 61,762	$ 51,726	$ 60,450	$ 55,562	$ 61,396	$ 69,850
Distributable cash flow coverage ratio, as adjusted [(3)]	1.38x	1.21x	1.34x	1.30x	1.35x	1.62x

(1) Distributable cash flow coverage ratio is calculated by dividing distributable cash flow by distributions to be paid in each respective period.

(2) Distributable cash flow adjusted to exclude transaction costs associated with the Delaware Gathering Acquisition (formerly 3 Bear).

(3) Distributable cash flow coverage ratio, as adjusted is calculated by dividing distributable cash flow, as adjusted for transaction costs by distributions to be paid in each respective period.

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Annual Reconciliation of Distributable Cash Flow

Delek Logistics Partners, LP
Reconciliation of Amounts Reported Under U.S. GAAP
(in thousands)

	Year Ended December 31, 2018	2019	2020	2021	2022
Reconciliation of net cash from operating activities to distributable cash flow:					
Net cash provided by operating activities	$ 152,958	$ 130,398	$ 193,016	$ 275,162	$ 192,168
Changes in assets and liabilities	$ (26,915)	$ (571)	$ 19,777	$ (51,429)	$ 49,423
Non-cash lease expense	$ —	$ (193)	$ (6,075)	$ (9,652)	$ (16,254)
Distributions from equity method investments in investing activities	$ 1,162	$ 804	$ 2,741	$ 8,774	$ 1,737
Regulatory capital expenditures not distributable	$ (7,326)	$ (8,569)	$ (1,296)	$ (8,232)	$ (9,684)
Reimbursement from (refund to) Delek for capital expenditures	$ 3,115	$ 5,828	$ 263	$ 1,913	$ 1,176
Accretion of asset retirement obligations	$ (359)	$ (397)	$ (427)	$ (461)	$ (596)
Deferred income taxes	$ (152)	$ (496)	$ (401)	$ (353)	$ (5)
Gain (loss) on disposal of assets	$ (891)	$ 197	$ 66	$ 59	$ 114
Distributable Cash Flow	$ 121,592	$ 127,001	$ 207,664	$ 215,781	$ 218,079
Transaction costs	—	—	—	—	10,604
Distributable Cash Flow, as adjusted [1]	$ 121,592	$ 127,001	$ 207,664	$ 215,781	$ 228,683

[1] Distributable cash flow adjusted to exclude transaction costs associated with the 3 Bear Acquisition.

Delek Logistics Partners, LP
Distributable Coverage Ratio Calculation
(In thousands)

	Year Ended December 31, 2018	2019	2020	2021	2022
Distributions to partners of Delek Logistics, LP	$ 76,114	$ 83,873	$ 127,070	$ 164,484	$ 172,933
Limited partners' distribution on common units	$ 1,552	$ 1,711	986	—	—
General partner's distributions	$ 24,224	$ 31,781	17,632	—	—
Total distributions to be paid	$ 101,890	$ 117,365	$ 145,688	$ 164,484	$ 172,933
Distributable cash flow	$ 121,592	$ 127,002	$ 207,664	$ 215,781	$ 218,079
Distributable cash flow coverage ratio [1]	1.19x	1.08x	1.43x	1.31x	1.26x
Distributable cash flow, as adjusted [2]	121,592	127,002	207,664	215,781	228,683
Distributable cash flow coverage ratio, as adjusted [3]	1.19x	1.08x	1.43x	1.31x	1.32x

[1] Distributable cash flow coverage ratio is calculated by dividing distributable cash flow by distributions to be paid in each respective period.
[2] Distributable cash flow adjusted to exclude transaction costs associated with the 3 Bear Acquisition.
[3] Distributable cash flow coverage ratio, as adjusted is calculated by dividing distributable cash flow, as adjusted for transaction costs by distributions to be paid in each respective period
*The distributions for the three months ended and year ended December 31, 2020 reflect the impact of the distribution waiver that waived all of the distributions for the first quarter of 2020 on the 5.0 million Additional Units, related to the Big Spring Gathering Assets transaction, with respect to base distributions and the IDRs. In addition, the distributions for the three months ended and year ended December 31, 2020 reflect the waiver of distributions in respect of the IDRs associated with the Additional Units for at least two years. Subsequently, the IDRs were eliminated in the Restructuring Transaction on August 13, 2020.

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